SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                 AMENDMENT NO. 1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 12, 1997.


                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                     (Exact Name of Registrant as Specified in its Charter)


     Delaware             0-22046                      38-3114641

(State or other     (Commission File                (I.R.S. Employer
jurisdiction of      Number)                        Identification No.)
incorporation)



50 Spring Street, Ramsey, New Jersey                  07446
(Address of principal executive offices)            (Zip Code)


                        (201) 934-8500
        (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)




     This Amendment No. 1 on Form 8-K/A supplements the Current Report on Form 8-K (the "Report") filed with the Securities and Exchange Commission on December 19, 1997 by Bogen Communications International, Inc. (the "Registrant") regarding Changes in the Registrant's Certifying Accountants.

Item 4.  Changes in Registrant's Certifying Accountant.

     The letter from Coopers & Lybrand evidencing its agreement with the statements made by the Company in the Report is filed herewith and attached hereto as Exhibit 99.1, in accordance with Item 304(a)(3) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

     99.1      Letter from Coopers & Lybrand L.L.P., dated December 22, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                                   (Registrant)




                                   /s/ Michael P. Fleischer
                                   Name:     Michael P. Fleischer
Date:  December 22, 1997           Title:    President


                                Index to Exhibits

Exhibit
Number                   Description

99.1           Letter from Coopers & Lybrand L.L.P., dated December 22, 1997